UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)


                                December 15, 1998


                  Nissan Auto Receivables 1998-A Grantor Trust
             (Exact name of registrant as specified in its charter)


       Delaware                    333-64565                    33-0479655
--------------------------------------------------------------------------------
(State or other Juris-            (Commission                (I.R.S. Employer
diction of incorporation)     Registration Number)        Identification Number)


                  Nissan Auto Receivables 1998-A Grantor Trust
                     c/o Nissan Motor Acceptance Corporation
                               900 W. 190th Street
                           Torrance, California 90502
                                 (310) 719-8013
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)




NYFS11...:\95\65595\0029\1856\FRM0298X.20A
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Item 2.     Acquisition or Disposition of Assets.

Description of the Certificates and the Receivables

            Pursuant to a Registration Statement on Form S-1 (Registration File No. 333-64565) declared effective by the Securities and Exchange Commission on December 4, 1998 (the "Registration Statement"), there were registered under the Securities Act of 1933, as amended, $889,550,535.00 in aggregate principal amount of 5.45% Asset Backed Certificates, Class A (the "Class A Certificates"), representing in the aggregate an undivided ownership interest of 89% of the Nissan Auto Receivables 1997-A Grantor Trust (the "Trust"). On December 15, 1998, the Trust issued the Class A Certificates and $109,944,448.89 in aggregate principal amount of 5.45% Asset Backed Certificates, Class B (the "Class B Certificates"), representing in the aggregate an undivided ownership interest of 11% of the Trust, to Nissan Auto Receivables Corporation (the "Registrant"). The Trust was formed pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1998 (the "Pooling and Servicing Agreement"), attached hereto as
Exhibit 4.1, among the Registrant, as Seller, Nissan Motor Acceptance Corporation ("NMAC"), in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association ("Norwest"), as Trustee. On December 15, 1998, $889,550,535.00 in aggregate principal amount registered of the Class A Certificates were sold for $888,677,423.36 by the Registrant pursuant to an Underwriting Agreement, dated October 9, 1998, attached hereto as Exhibit 1.1, among the Registrant, Chase Securities Inc. and J.P. Morgan Securities Inc., as Representatives of the several underwriters named therein. The Class B Certificates have been retained by the Registrant and $535.00 in aggregate principal amount of the Class A Certificates have been repurchased and retained by the Registrant.

            In connection with the issuance and distribution of the Class A Certificates, the Registrant incurred expenses in the the amount of $1,779,101.07 with respect to the underwriters' commissions and $693,312 with respect to the Registrant's expenses. The Registrant received net proceeds from the sale of the Class A Certificates of $886,205,010.29, which were used for general corporate purposes.

            The Trust property primarily includes motor vehicle retail installment sales contracts originated on or after October 6, 1993, secured by new and used automobiles and light duty trucks (the "Receivables"), with an aggregate original principal amount of $999,494,983.89. The Receivables were sold to the



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
Registrant by NMAC pursuant to a Purchase Agreement, dated as of December 1, 1998, attached hereto as Exhibit 10.1, between the Registrant, as Purchaser, and NMAC, as Seller, and were thereafter sold by the Purchaser to the Trust pursuant to the Pooling and Servicing Agreement.

            A Subordination Spread Account was created pursuant to a Custody and Pledge Agreement, dated as of December 1, 1998, attached hereto as Exhibit 4.2, between the Registrant, as Seller, and Norwest, as Custodian and Trustee for the benefit of the Class A Certificateholders, and was funded with an initial deposit by the Registrant of $9,994,949.84.

            A Yield Supplement Reserve Account was established by the Registrant pursuant to a Yield Supplement Agreement, dated as of December 1, 1998, attached hereto as Exhibit 10.2, among the Registrant, NMAC and Norwest, as Trustee and Class A Agent. The account was initially funded by the Registrant with $4,107,391.76, and was pledged to and is maintained by the Class A Agent for the benefit of the Class A Certificateholders.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits:

      1.1. Underwriting Agreement, dated December 9, 1998, among Nissan Auto Receivables Corporation, Chase Securities Inc. and J.P. Morgan Securities Inc., as Representatives of the several underwriters named therein.

      4.1. Pooling and Servicing Agreement, dated as of December 1, 1998, among Nissan Auto Receivables Corporation, as Seller, Nissan Motor Acceptance Corporation, in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

      4.2. Custody and Pledge Agreement, dated as of December 1, 1998, between Nissan Auto Receivables Corporation, as Seller, and Norwest Bank Minnesota, National Association, as Custodian and as Trustee.

      10.1. Purchase Agreement, dated as of December 1, 1998, between Nissan Auto Receivables Corporation, as Purchaser, and Nissan Motor Acceptance Corporation, as Seller.

      10.2. Yield Supplement Agreement, dated as of December 1, 1998, among Nissan Auto Receivables Corporation, Nissan Motor Acceptance Corporation, and Norwest Bank Minnesota, National Association, as Trustee and Class A Agent.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NISSAN AUTO RECEIVABLES 1998-A
                                          GRANTOR TRUST

                                          By: Nissan Motor Acceptance
                                          Corporation, as Servicer


                                          By: /s/ Tomoaki Shimazu
                                              --------------------------------
                                          Name:  Tomoaki Shimazu
                                          Title: Vice President, Finance
                                                  and Corporate Planning



Date:  December 23, 1998

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

1.1 Underwriting Agreement, dated December 9, 1998, among Nissan Auto Receivables Corporation, Chase Securities Inc. and J.P. Morgan Securities Inc., as Representatives of the several underwriters named therein.

4.1 Pooling and Servicing Agreement, dated as of December 1, 1998, among Nissan Auto Receivables Corporation, as Seller, Nissan Motor Acceptance Corporation, in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

4.2 Custody and Pledge Agreement, dated as of December 1, 1998, between Nissan Auto Receivables Corporation, as Seller, and Norwest Bank Minnesota, National Association, as Custodian and Trustee.

10.1 Purchase Agreement, dated as of December 1, 1998, between Nissan Auto Receivables Corporation, as Purchaser, and Nissan Motor Acceptance Corporation, as Seller.

10.2 Yield Supplement Agreement, dated as of December 1, 1998, among Nissan Auto Receivables Corporation, Nissan Motor Acceptance Corporation, and Norwest Bank Minnesota, National Association, as Trustee and Class A Agent.